UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 30, 2023

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2023, James W. Blake informed the Board of Directors (the “Board”) of HarborOne Bancorp, Inc. (the “Company”) of his decision to retire as a Class III director of the Company and HarborOne Bank effective August 31, 2023. Mr. Blake has served on the Board of Directors of HarborOne Bank and its predecessor institutions since 1995. The Company’s management team and the Board would like to extend their gratitude to Mr. Blake for his nearly thirty years of loyal service.

In connection with his announcement of his intention to retire, the Compensation Committee of the Board, as Administrator of the HarborOne Bancorp, Inc. 2020 Equity Incentive Plan, voted to partially accelerate the vesting of an award of shares of restricted stock that was granted to Mr. Blake on March 1, 2023 so that 1,905 shares will vest on August 31, 2023. These shares were originally scheduled to vest on March 1, 2024.

Also on August 30, 2023, the Board reclassified the members of the Board into three classes of nearly equal size following the retirement of Mr. Blake. To effect this change, Joseph F. Casey resigned as a Class I director whose term was scheduled to expire at the annual meeting of stockholders to be held in 2026 and was immediately reappointed as a Class III director to stand for re-election at the annual meeting of stockholders to be held in 2025.

The Company and Mr. Casey did not enter into any new plan, contract, arrangement or compensatory plan in connection with his resignation and reappointment, and there is no arrangement or understanding between him and any other person pursuant to which he was appointed to serve as a Class III director. Mr. Casey’s resignation and reappointment were effected solely to reclassify the Board, and for all other purposes his service on the Board is deemed to have continued uninterrupted without any break in service.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey

	Name:	Joseph F. Casey
	Title:	President and Chief Executive Officer

Date: September 1, 2023